UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 14, 2012

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22494	88-0304799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S
Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 567-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 14, 2012, Ameristar Casinos, Inc. (the “Company”) entered into a Membership Interests Purchase Agreement (the “Purchase Agreement”) with Creative Casinos of Louisiana, L.L.C., a Louisiana limited liability company (“Creative”), and Creative Casinos, LLC, a Delaware limited liability company that is the owner of 100% of the membership interests of Creative (“Holdco”), pursuant to which the Company agreed to acquire 100% of the membership interests of Creative from Holdco for a purchase price of $32,500,000 (the “Proposed Transaction”).  Creative is the developer, pursuant to a license issued subject to certain conditions by the Louisiana Gaming Control Board (the “LGCB”), of a proposed luxury casino resort in Lake Charles, Louisiana, which it intended to brand as Mojito Pointe (the “Casino”).

The Purchase Agreement contains customary representations, warranties and covenants and customary closing conditions.  Closing conditions include receipt of necessary regulatory approvals, including approval by the LGCB of the transfer of the membership interests from Holdco to the Company, and certain third-party consents.  In connection with the Proposed Transaction, pursuant to the petition of Creative, on March 15, 2012 the LGCB adopted a resolution that provides for construction of the Casino to commence on or before July 20, 2012 and, subject to the approval by the LGCB of the transfer of the membership interests to the Company, certain scope and design changes to the Casino.

The foregoing description of the Purchase Agreement is not complete and is qualified by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit No.	Description

2.1

Membership Interests Purchase Agreement dated as of March 14, 2012 among Creative Casinos of Louisiana, L.L.C., Creative Casinos, LLC and Ameristar Casinos, Inc. (without Schedules, which the registrant agrees to furnish supplementally upon request of the Securities and Exchange Commission)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.

By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

Dated:  March 16, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1

Membership Interests Purchase Agreement dated as of March 14, 2012 among Creative Casinos of Louisiana, L.L.C., Creative Casinos, LLC and Ameristar Casinos, Inc. (without Schedules, which the registrant agrees to furnish supplementally upon request of the Securities and Exchange Commission)